EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Report of Nexicon, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2005 as filed with the Untied States Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date  August 30, 2006                   By:    /s/ Richard Urrea
                                               ----------------------
                                        Name:  Richard Urrea
                                        Title: President and Chief Executive
                                               Officer


A signed original of this written statement required by Section 906, or other document authentications, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided by Nexicon, Inc. will be retained by Nexicon, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.